SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 29, 2003
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                        General DataComm Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                        1-8086                  06-0853856
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(State of Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)



         Naugatuck, Connecticut                                          06770
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(Address of Principal Executive Offices)                              (Zip Code)



        Registrant's telephone number, including area code (203) 729-0271
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                                       N/A
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          (Former Name of Former Address, if Changed Since Last Report)

Item 5.  Other Events
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The Registrant has been unable to prepare certified financial statements for its fiscal years ended September 30, 2001 and 2002 because of its limited cash resources. However, the Registrant is required to file periodic reports of its operations and financial condition with the Bankruptcy Court and the U.S.
Trustee covering monthly periods prior to the effective date of its reorganization which was September 15, 2003. Each such report covers a monthly period and contains an income statement, balance sheet and statement of cash receipts and disbursements, all of which are unaudited, but certified by officers of the Registrant. Once filed, such reports are publicly available for inspection at www.deb.uscourts.gov. However, since the reports are filed separately for the Registrant and each of its U.S. subsidiaries that have filed petitions under the Bankruptcy Code, and as a result, it is difficult to determine and evaluate consolidated operating results, the Registrant is filing with the Form 8-K as supplemental information an unaudited consolidated balance sheet and income statement for the month of August, 2003.

Item 7.  Exhibits
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         99.      Unaudited consolidated financial statements for August 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                       General DataComm Industries, Inc.
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                                                 (Registrant)



                                       By: /s/ WILLIAM G. HENRY
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                                           William G. Henry
                                           Vice President and
                                           Principal Financial Officer



Dated: September 29, 2003
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